UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2017

LRAD Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16990 Goldentop Road, Suite A
San Diego, California 92127
(Address of Principal Executive Offices)

 ____________________

858-676-1112

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amended and Restated 2015 Equity Incentive Plan

On December 6, 2016, the Board of Directors of LRAD Corporation (the “Company”) approved the LRAD Corporation Amended and Restated 2015 Equity Incentive Plan (the “Amended Plan”), which was approved by the Company’s stockholders at the 2017 Annual Meeting of Stockholders held March 14, 2017.

The Amended Plan amends and restates the Company’s 2015 Equity Incentive Plan to (1) incorporate performance criteria required to permit the Company to grant performance based compensation awards that are eligible for deduction under Section 162(m) of the Internal Revenue Code, (2) incorporate award limitations required for performance based compensation awards to be eligible for deduction under Section 162(m) of the Internal Revenue Code, (3) eliminate the automatic grant of stock options to non-employee directors, (4) incorporate an overall limitation on cash and equity compensation payable to non-employee directors; (5) grant the authority to include claw-back provisions in equity compensation awards and (6) prohibit repricing stock options or stock appreciation rights. Except as amended by the Amended Plan, the 2015 Equity Incentive Plan remains unchanged. The 2015 Equity Incentive Plan was described in and filed as an exhibit to a Current Report on Form 8-K filed by the Company on March 24, 2015.

On December 6, 2016, the Board of Directors also approved a form of Restricted Stock Unit Award Agreement for use under the Amended Plan, subject to approval by the Company’s stockholders of the Amended Plan. The form of Restricted Stock Unit Award Agreement became effective upon approval by the Company’s stockholders at the 2017 Annual Meeting of Stockholders held March 14, 2017.

The foregoing description of the Amended Plan and the Form of Restricted Stock Unit Award Agreement for use under the Amended Plan do not purport to be complete and are qualified in its entirety by reference to the Amended Plan and the Form of Restricted Stock Unit Award Agreement for use under the Amended Plan, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by this reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on March 14, 2017. The following is a brief description of each matter voted upon at the 2017 Annual Meeting, as well as the number of votes cast for, against or withheld as to each matter and the number of abstentions and broker non-votes with respect to each matter:

Election of Directors:

The six individuals listed below were elected at the 2017 Annual Meeting to serve for a one-year term on the Company’s Board of Directors:

	Number of Shares	Number of Shares
Nominee	Voted For	Withheld
Scott L. Anchin	17,181,656	436,420
Laura M. Clague	17,395,445	222,631
John G. Coburn	17,430,059	188,017
Richard S. Danforth	17,205,157	412,919
Daniel H. McCollum	17,173,266	444,810
Richard H. Osgood III	17,252,931	365,145

Ratification of Independent Registered Public Accounting Firm:

The ratification of the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2017 was approved by the following votes:

For	Against	Abstain
27,321,391	128,066	294,664

Approval of LRAD Corporation Amended and Restated 2015 Equity Incentive Plan:

The LRAD Corporation Amended and Restated 2015 Equity Incentive Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
16,803,350	749,337	65,389	10,126,045

Advisory Vote on the Compensation of the Company’s Named Executive Officers:

The compensation of the Company’s named executive officers as described in its Proxy Statement was approved, on an advisory, non-binding basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
16,988,575	558,436	71,065	10,126,045

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
10.1	LRAD Corporation Amended and Restated 2015 Equity Incentive Plan.

10.2	Form of Restricted Stock Unit Agreement under the LRAD Corporation Amended and Restated 2015 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 16, 2017
LRAD Corporation

	By:	/s/ Katherine H. McDermott
Katherine H. McDermott
Chief Financial Officer